Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

BY AND AMONG

CELLULAR BIOMEDICINE GROUP, INC.,

WEALTH MAP HOLDINGS LIMITED,

EARLS MILL LIMITED, AND

BOSUN S. HAU

JANUARY 30, 2018

TABLE OF CONTENTS

1	Definitions	1
2	Authorization, Purchase and Sale of Common Stock	5
2.1	Authorization, Purchase and Sale	5
2.2	Closing	5
3	Representations and Warranties of the Company	5
3.1	Organization and Power	5
3.2	Capitalization.	6
3.3	Registration Rights	6
3.4	Authorization	6
3.5	Valid Issuance	7
3.6	No Conflict	7
3.7	Consents	7
3.8	SEC Reports; Financial Statements.	7
3.9	Absence of Certain Changes	8
3.10	Absence of Litigation	8
3.11	Compliance with Law	8
3.12	Intellectual Property	9
3.13	Employee Benefits	11
3.14	Taxes	11
3.15	Environmental Laws.	11
3.16	Title	12
3.17	Insurance	12
3.18	Nasdaq Stock Market	12
3.19	Sarbanes-Oxley Act	12
3.20	Foreign Corrupt Practices.	12
3.21	Regulatory.	13
3.22	Disclosure Controls and Procedures.	14
3.23	Price of Common Stock	14
3.24	Investment Company Act	14
3.25	General Solicitation; No Integration or Aggregation	14
3.26	Brokers and Finders	14
3.27	No Directed Selling Efforts	14
3.28	Reliance by the Purchasers	15
4	Representations and Warranties of Each Purchaser	15
4.1	Organization	15
4.2	Authorization	15
4.3	No Conflict	15
4.4	Consents	15

4.5	Absence of Litigation	16
4.6	Purchasers’ Financing	16
4.7	Brokers and Finders	16
4.8	Investment Representations, Warranties and Covenants by Non-United States Persons	16
4.9	Investment Representations, Warranties and Covenants by United States Persons.	18
4.10	Intent.	18
4.11	Investment Experience.	18
4.12	Securities Not Registered; Legends	18
4.13	Reliance by the Company	19
4.14	Ownership of Common Stock	19
5	Covenants	19
5.1	Further Assurances	19
5.2	Board Designee	19
5.3	Information Rights	22
5.4	Listing	23
5.5	Specific Performance	23
6	Conditions Precedent	23
6.1	Conditions to the Obligation of the Purchasers	23
6.2	Conditions to the Obligation of the Company	24
7	Termination	24
7.1	Conditions of Termination	24
7.2	Effect of Termination	25
8	Miscellaneous Provisions	25
8.1	Public Statements or Releases	25
8.2	Interpretation	25
8.3	Notices	25
8.4	Severability	26
8.5	Governing Law; Submission to Jurisdiction; Venue; Waiver of Trial by Jury	26
8.6	Waiver	27
8.7	Expenses	27
8.8	Assignment	27
8.9	Confidential Information	28
8.10	Third Parties	28
8.11	Counterparts	28
8.12	Entire Agreement; Amendments	29
8.13	Survival	29
8.14	Additional Matters	29

Exhibits

Exhibit A	Purchasers
Exhibit B	Form of Registration Rights Agreement
Exhibit C	Form of Legal Opinion

This SECURITIES PURCHASE AGREEMENT (this “Agreement”) is dated as of January 30, 2018, by and among Cellular Biomedicine Group, Inc., a Delaware corporation (the “Company”), Wealth Map Holdings Limited, Earls Mill Limited, and Bosun S. Hau (each, a “Purchaser” and together, the “Purchasers”).

WHEREAS, the Company has authorized the issuance of 1,714,324 shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”);

WHEREAS, the Company desires to issue and sell to the Purchasers pursuant to this Agreement, and each Purchaser, severally, desires to purchase from the Company the aggregate number of shares of Common Stock as is set forth opposite its name in Exhibit A hereto;

NOW THEREFORE, in consideration of the mutual agreements, representations, warranties and covenants herein contained, the parties hereto agree as follows:

1.           Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

“Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such Person, provided, that each Affiliated Entity, the other Purchasers and each Affiliate of an Affiliated Entity or the Purchasers shall be deemed to be an Affiliate of Sailing.

“Affiliated Entity” shall mean any investment fund or holding company formed for investments purposes that is primarily managed, advised or serviced by the Purchasers or by an Affiliate of the Purchasers.

“Agreement” has the meaning set forth in the recitals hereof.

“Beneficially Own,” “Beneficially Owned,” or “Beneficial Ownership” shall have the meaning set forth in Rule 13d-3 of the rules and regulations promulgated under the Exchange Act, except that for purposes of this Agreement the words “within sixty days” in Rule 13d-3(d)(1)(i) shall not apply, to the effect that a Person shall be deemed to be the beneficial owner of a security if that Person has the right to acquire beneficial ownership of such security at any time.

“Benefit Plan” or “Benefit Plans” shall mean employee benefit plans as defined in Section 3(3) of ERISA and all other employee benefit practices or arrangements, including, without limitation, any such practices or arrangements providing severance pay, sick leave, vacation pay, salary continuation for disability, retirement benefits, deferred compensation, bonus pay, incentive pay, stock options or other stock-based compensation, hospitalization insurance, medical insurance, life insurance, scholarships or tuition reimbursements, maintained by the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries is obligated to contribute for employees or former employees.

“Board Designee” has the meaning set forth in Section 5.2(a) hereof.

“Board of Directors” shall mean the Board of Directors of the Company.

“CFDA” has the meaning set forth in Section 3.21 hereof.

 “Closing” has the meaning set forth in Section 2.2 hereof.

“Closing Date” has the meaning set forth in Section 2.2 hereof.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Common Stock” has the meaning set forth in the recitals hereof.

“Company” has the meaning set forth in the recitals hereof.

“Company Intellectual Property” has the meaning set forth in Section 3.12(a).

“Confidential Information” has the meaning set forth in Section 8.9 hereof.

“Control” (including the terms “controlling” “controlled by” and “under common control with”) with respect to any Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Designee Termination Date” has the meaning set forth in Section 5.2(d) hereof.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.

“Environmental Laws” shall have the meaning set forth in Section 3.15.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated thereunder.

“FDA” has the meaning set forth in Section 3.21 hereof.

“Financial Statements” has the meaning set forth in Section 3.8(b) hereof.

“GAAP” has the meaning set forth in Section 3.8(b) hereof.

“Intellectual Property” has the meaning set forth in Section 3.12(a).

“Material Adverse Effect” shall mean any change, event, development, condition, occurrence or effect that (a) is, or would reasonably be expected to be, materially adverse to the business, financial condition, assets, liabilities or results of operations of the Company and its Subsidiaries, taken as a whole, or (b) materially impairs the ability of the Company to comply, or prevents the Company from complying, with its material obligations with respect to the Closing or would reasonably be expected to do so; provided, however, that none of the following will be deemed in themselves, either alone or in combination, to constitute, and that none of the following will be taken into account in determining whether there has been or will be, a Material Adverse Effect under subclause (a) of this definition:

  i. any change generally affecting the economy, financial markets or political, economic or regulatory conditions in the United States or any other geographic region in which the Company conducts business, to the extent the Company and its Subsidiaries are not disproportionately affected thereby;

  ii. general financial, credit or capital market conditions, including interest rates or exchange rates, or any changes therein, to the extent the Company and its Subsidiaries are not disproportionately affected thereby;

  iii. any change that generally affects industries in which the Company and its Subsidiaries conduct business, to the extent the Company and its Subsidiaries are not disproportionately affected thereby;

  iv. changes in Laws after the date hereof, to the extent the Company and its Subsidiaries are not disproportionately affected thereby;

  v. changes in GAAP after the date of this Agreement, to the extent the Company and its Subsidiaries are not disproportionately affected thereby;

  vi. in and of itself, any failure by the Company to meet any published or internally prepared estimates of revenues, expenses, earnings or other economic performance for any period ending on or after the date of this Agreement (it being understood that the facts and circumstances giving rise to such failure may be deemed to constitute, and may be taken into account in determining whether there has been, a Material Adverse Effect to the extent that such facts and circumstances are not otherwise described in clauses (i)-(v) of the definition).

“Non-U.S. Person” has the meaning set forth in Section 4.8(c) hereof.

“Own” in the context of Securities shall mean (i) the right to solely control the voting or direction of the voting of such Securities and (2) bearing all or substantially all economic risk of loss or appreciation (less a fixed or floating interest rate return) in the value of, and any profit (less a fixed or floating interest rate return) derived from a transaction in, such Securities.

“Person” shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or any other entity or organization.

“Preferred Stock” shall mean the preferred stock, par value $0.001 per share, of the Company.

“Purchaser” and “Purchasers” have the meanings set forth in the recitals hereof.

“Purchaser Adverse Effect” has the meaning set forth in Section 4.3 hereof.

“Registration Rights Agreement” has the meaning set forth in Section 6.1(f) hereof.

“Regulation S” has the meaning set forth in Section 3.27 hereof.

“Representatives” has the meaning set forth in Section 8.9 hereof.

“Restricted Period” has the meaning set forth in Section 4.8(b)(iv) hereof.

“Sailing” means Sailing Capital Overseas Investments Ltd.

“SEC” shall mean the United States Securities and Exchange Commission.

“SEC Reports” shall mean the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2016 filed on March 14, 2017; the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2017, June 30, 2017 and September 30, 2017; the Company’s Proxy Statement on Schedule 14A for its 2017 Annual Meeting of Stockholders, and any Current Reports on Form 8-K filed or furnished by the Company after December 31, 2016 and prior to the date of hereof, together in each case with any documents incorporated by reference therein or exhibits thereto.

“Securities” has the meaning set forth in Section 2.1.

“Securities Act” shall mean the Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder.

“Subsidiary” when used with respect to any party shall mean any corporation or other organization, whether incorporated or unincorporated, at least a majority of the securities or other interests of which having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such party or by any one or more of its Subsidiaries, or by such party and one or more of its Subsidiaries.

“Tax Returns” shall mean returns, reports, information statements and other documentation (including any additional or supporting material) filed or maintained, or required to be filed or maintained, in connection with the calculation, determination, assessment or collection of any Tax and shall include any amended returns required as a result of examination adjustments made by the Internal Revenue Service or other Tax authority.

“Tax” or “Taxes” shall mean any and all federal, state, local, foreign and other taxes, levies, fees, imposts, duties and charges of whatever kind (including any interest, penalties or additions to the tax imposed in connection therewith or with respect thereto), whether or not imposed on the Company, including, without limitation, taxes imposed on, or measured by, income, franchise, profits or gross receipts, and also ad valorem, value added, sales, use, service, real or personal property, capital stock, license, payroll, withholding, employment, social security, workers’ compensation, unemployment compensation, utility, severance, production, excise, stamp, occupation, premium, windfall profits, transfer and gains taxes and customs duties.

“Transaction Agreements” shall mean this Agreement and the Registration Rights Agreement.

“Transfer Agent” shall mean, with respect to the Common Stock, Corporate Stock Transfer, Inc. or such other financial institution that provides transfer agent services as proposed by the Company and consented to by the Purchasers, which consent shall not be unreasonably withheld.

“U.S. person” has the meaning set forth in Section 4.8(c) hereof.

“United States” has the meaning set forth in Section 4.8(c) hereof.

“Voting Stock” shall mean securities of any class or kind ordinarily having the power to vote generally for the election of directors, managers or other voting members of the governing body of the Company or any successor thereto.

2.           Authorization, Purchase and Sale of Common Stock

2.1           Authorization, Purchase and Sale. The Company has authorized the issuance of the shares of Common Stock. Subject to and upon the terms and conditions set forth in this Agreement, at the Closing, the Company shall issue and sell to each Purchaser, and each Purchaser, severally, shall purchase from the Company, the aggregate number of shares of Common Stock set forth opposite the name of such Purchaser under the headings “Aggregate Number of Shares of Common Stock to be Purchased” on Exhibit A hereto (the “Securities”), at a purchase price per share of $17.80 per share of Common Stock for an aggregate purchase price set forth on Exhibit A.

2.2           Closing. Subject to the satisfaction or waiver of the conditions set forth in Section 6 of this Agreement, the closing of the purchase and sale of the Securities (the “Closing”) shall take place at the offices of Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, New York, New York 10105 on February 2, 2018, or (iii) such other date as is mutually agreed upon in writing by the Company and the Purchasers (the “Closing Date”). At the Closing, the Securities shall be issued and registered in the name of such Purchaser, or in such nominee name(s) as designated by such Purchaser, representing the number of Securities to be purchased by such Purchaser at such Closing as set forth in Exhibit A, in each case against payment to the Company of the purchase price therefor by wire transfer to the Company of immediately available funds to an account to be designated by the Company. Within five business days of the Closing Date, the Company agrees to refund to the Purchasers any funds received in excess of the purchase price.

3.           Representations and Warranties of the Company. Except as set forth in the SEC Reports, the Company hereby represents and warrants to each of the Purchasers as follows:

3.1           Organization and Power

. The Company and each of its Subsidiaries is a corporation or other organization duly organized, validly existing and in good standing (where relevant) under the laws of its jurisdiction of organization, has the requisite power and authority to own, lease and operate its properties and to carry on its business as now conducted and is qualified to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification, except where such failures of such Subsidiaries to be so organized or existing, or of the Company or its Subsidiaries to be in good standing or to have such power and authority or to so qualify would not reasonably be expected to have a Material Adverse Effect.

3.2           Capitalization.

(a)           As of the date of this Agreement, the authorized shares of capital stock of the Company consist of 300,000,000 shares of Common Stock and 50,000,000 shares of Preferred Stock. As of December 31, 2017, (i) the total number of outstanding shares of Common Stock was 15,615,558, the total number of shares of Common Stock issuable pursuant to outstanding options and other rights to acquire Common Stock was 2,730,590 and the total number of shares of Common Stock maintained for future issuance under the Company’s Benefit Plans (exclusive of outstanding options and other rights to acquire Common Stock) was 466,563 and (ii) no shares of Preferred Stock or options or rights to acquire Preferred Stock were outstanding. Since December 31, 2017 through the date hereof, (i) the Company has only issued options or other rights to acquire Common Stock in the ordinary course of business consistent with past practice and (ii) the only shares of capital stock issued by the Company were pursuant to outstanding options and other rights to purchase Common Stock. All such issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of or subject to any preemptive, co-sale or other rights to subscribe for or purchase securities. No dividends have been declared or paid with respect to the shares of Common Stock. There are no securities or instruments containing anti-dilution provisions that will be triggered by the issuance of the Securities.

(b)           As of the date of this Agreement, except as set forth in Section 3.2(a), and except for pursuant to the Company’s Benefit Plans, there are no existing options, warrants, calls, preemptive (or similar) rights, subscriptions or other rights, agreements or commitments obligating the Company to issue, transfer or sell, or cause to be issued, transferred or sold, any capital stock of the Company or any securities convertible into or exchangeable for such capital stock, and there are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any of its shares of capital stock.

3.3           Registration Rights. Except as set forth in the Transaction Agreements, the Company has not granted to any Person the right to require the Company to register shares of Common Stock on or after the date of this Agreement.

3.4           Authorization. The Company has all requisite corporate power to enter into the Transaction Agreements and to carry out and perform its obligations under the terms of the Transaction Agreements. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization of the Securities, the authorization, execution, delivery and performance of the Transaction Agreements and the consummation of the transactions contemplated herein has been taken. The execution, delivery and performance of the Transaction Agreements by the Company, the issuance of the Securities and the consummation of the other transactions contemplated herein do not require any approval of the Company’s stockholders. Assuming this Agreement constitutes the legal and binding agreement of the Purchasers, this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors generally or by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law). Upon their respective execution by the Company and the other parties thereto and assuming that they constitute legal and binding agreements of the other parties thereto, the Registration Rights Agreement will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors generally or by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law.

3.5           Valid Issuance. The Securities being purchased by the Purchasers hereunder will, upon issuance pursuant to the terms hereof, will be duly and validly issued, fully paid and non-assessable. Subject to the accuracy of the representations made by the Purchasers in Section 4 hereof, the Securities will be issued to the Purchasers in compliance with applicable exemptions from (i) the registration and prospectus delivery requirements of the Securities Act and (ii) the registration and qualification requirements of applicable securities laws of the states of the United States. The Company satisfies the registrant requirements for the use of a registration statement on Form S-3 to register the Securities for resale by the Purchaser under the Securities Act.

3.6           No Conflict. The execution, delivery and performance of the Transaction Agreements by the Company, the issuance of the Securities and the consummation of the other transactions contemplated hereby will not (i) violate any provision of the Certificate of Incorporation or Bylaws of the Company, (ii) conflict with or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation, a change of control right or to a loss of a benefit under any agreement or instrument, credit facility, franchise, license, judgment, order, statute, law, ordinance, rule or regulations, applicable to the Company or its Subsidiaries or their respective properties or assets,  or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations) and the rules and regulations of any self-regulatory organization to which the Company or its securities are subject, or by which any property or asset of the Company is bound or affected, except, in the case of clauses (ii) and (iii), as would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

3.7           Consents. No consent, approval, authorization, filing with or order of or registration with, any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been or will be obtained or made under the Securities Act or the Securities Exchange Act, and such as may be required under the securities, or blue sky, laws of any state or foreign jurisdiction in connection with the offer and sale of the Securities by the Company in the manner contemplated herein.

3.8           SEC Reports; Financial Statements.

(a)           The Company has filed all required registration statements, prospectuses, reports, schedules, forms, statements and other documents required to be filed by it with the SEC since December 31, 2014. The information contained or incorporated by reference in the SEC Reports was true and correct in all material respects as of the respective dates of the filing thereof with the SEC (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing); and, as of such respective dates, the SEC Reports did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All of the SEC Reports, as of their respective dates, complied as to form in all material respects with the applicable requirements of the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder.

(b)           The financial statements of the Company included in the SEC Reports (collectively, the “Financial Statements”) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the dates indicated, and the results of its operations and cash flows for the periods therein specified, all in accordance with United States generally accepted accounting principles applied on a consistent basis (“GAAP”) throughout the periods therein specified (except as otherwise noted therein, and in the case of quarterly financial statements except for the absence of footnote disclosure and subject, in the case of interim periods, to normal year-end adjustments).

(c)           Except as disclosed in the SEC Reports, the Company and its Subsidiaries have not incurred any liabilities that are of a nature that would be required to be disclosed on a balance sheet of the Company and its Subsidiaries or the footnotes thereto prepared in conformity with GAAP, other than (i) liabilities incurred in the ordinary course of business since September 30, 2017, and (ii) liabilities that would not reasonably be expected to have a Material Adverse Effect.

3.9           Absence of Certain Changes. Since September 30, 2017, there have not been any changes, circumstances, conditions or events which, individually or in the aggregate, have had, or would reasonably be expected to have, a Material Adverse Effect.

3.10           Absence of Litigation. There is no action, suit, proceeding, arbitration, claim, investigation or inquiry pending or, to the Company’s knowledge, threatened by or before any governmental body against the Company which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, nor are there any orders, writs, injunctions, judgments or decrees outstanding of any court or government agency or instrumentality and binding upon the Company or its Subsidiaries that would reasonably be expected to have a Material Adverse Effect. Neither the Company or its Subsidiaries, nor any director or officer thereof, is, or within the last ten years has been, the subject of any action involving a claim of violation of or liability under federal or state securities laws relating to the Company or a claim of breach of fiduciary duty relating to the Company.

3.11           Compliance with Law. Neither the Company nor its Subsidiaries is in violation of, and the Company and its Subsidiaries have not received any notices of violations with respect to, any laws, statutes, ordinances, rules or regulations of any governmental body, court or government agency or instrumentality, except for violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. The Company and each of its Subsidiaries has all franchises, licenses, permits, certificates and other authorizations from such federal, state or local government or governmental agency, department or body that are currently necessary for the operation of the business of the Company or such Subsidiary, as applicable, as currently conducted, except where the failure to possess currently such franchises, licenses, permits, certificates and other authorizations is not reasonably expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any written notice regarding any revocation or material modification of any such franchise, license, permit, certificate or other authorization.

3.12           Intellectual Property

(a)            “Intellectual Property” means all (i) inventions, patents, patent applications, reissuances, divisions, continuations, continuations-in-part, extensions, renewals, substitutions and reexaminations, and all patents issuing on the foregoing, (ii) trademarks, service marks, trade dress, logos, trade names and corporate names, and all goodwill associated therewith, (iii) works of authorship, copyrights and moral rights, (iv) databases, data compilations and data collections, (v) trade secrets and other confidential information, including, without limitation, ideas, discoveries, concepts, research and development, know-how, formulas, compositions, processes, techniques, technical data, designs, drawings, specifications, customer lists, supplier lists and business and marketing plans, (vi) domain names, web addresses and websites, (vii) computer software (including any and all software implementations of algorithms, models and methodologies), source code, object code, descriptions, flow-charts and other work product used to design, plan, organize and develop any of the foregoing, screens, user interfaces, report formats, firmware, development tools, templates, menus, buttons and icons, and data and documentation related to any of the foregoing and (viii) applications, registrations and renewals in connection with any and all of the foregoing in subclauses (i) through (viii) (all of the foregoing collectively, “Intellectual Property”) used, sold, licensed or otherwise exploited by the Company and its Subsidiaries in the operation of its business as presently conducted or reasonably expected to be conducted (“Company Intellectual Property”).

(b)           To its knowledge, the Company (together with its Subsidiaries) solely and exclusively owns or has obtained valid and enforceable licenses for, free and clear of all liens or encumbrances, all Intellectual Property necessary for its business as now conducted and currently proposed to be conducted, and, to the knowledge of the Company, the conduct of its current and proposed business does not infringe or misappropriate, in any material respect, any Intellectual Property of any third party. Neither the Company nor any of its Subsidiaries have received any written communications of any alleged infringement, misappropriation or breach of any Intellectual Property rights of others. There are no outstanding options, licenses, agreements, claims, encumbrances or shared ownership of interests of any kind relating to anything referred to above in this Section 3.12 that is to any extent owned by or exclusively licensed to the Company or any of its Subsidiaries, nor is the Company or any of its Subsidiaries bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, domain names, copyrights, trade secrets, licenses, information, proprietary rights and/or processes of any other person or entity, except, in either case, for standard end-user, object code, internal-use software license and support/maintenance agreements for software that is not and will not be incorporated into, or used to provide or develop, the Company’s software, products or services.

(c)           Neither the Company nor any of its Subsidiaries is aware that any of its employees or independent contractors are obligated under any contract or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee’s or independent contractor’s best efforts to promote the interest of the Company or that would conflict with the Company’s business as now conducted. Neither the execution nor delivery of this Agreement nor the conduct of the Company’s business as now conducted or as proposed to be conducted, will, to the Company’s knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any such employee or independent contractor is now obligated. The Company does not believe it is or will be necessary to use any Intellectual Property of any of its employees made prior to their employment by the Company.

(d)           The Company has not received any communications alleging that the Company has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, domain names, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity and the Company is not aware of any potential basis for such an allegation or of any specific reason to believe that such an allegation may be forthcoming. There are no orders, settlement agreements or stipulations to which the Company is a party or by which the Company is bound that restricts the Company’s rights to use any Intellectual Property in the operation of the business as currently conducted.

(e)           To the extent the Company uses or links to any “open source” or “copyleft” software or is a party to “open” or “public source” or similar licenses, the Company is in compliance with the terms of any such licenses and the Company is not required (and, even if it distributed its software, would not be required) under any such license to (a) make or permit any disclosure or to make available any source code for its (or any of its licensors’) proprietary software or (b) distribute or make available any of the Company’s proprietary software or Intellectual Property (or to permit any such distribution or availability).

(f)           Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others: (A) challenging the Company’s rights in or to any Company Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim; or (B) challenging the validity, enforceability or scope of any Company Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim.

(g)           Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company has complied with the terms of each agreement pursuant to which Intellectual Property has been licensed to the Company, and all such agreements are in full force and effect.

(h)           To the Company’s knowledge, there are no material defects in any of the patents or patent applications included in the Company Intellectual Property. In particular, to the Company’s knowledge, all priority claims of the Company Intellectual Property are valid, and all claims in such patents and pending patent applications are entitled to the priority claims made. To the Company’s knowledge, no granted patents or pending patent applications of the Company Intellectual Property violate the Paris Convention Treaty. To the knowledge of the Company, all patents and pending patent applications of the Company Intellectual Property claim priority to all applicable prior filed and/or co-pending patent applications.

(i)           Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company has taken reasonable and customary actions to protect its rights in, and to prevent the unauthorized use and disclosure of, material trade secrets and confidential business information (including confidential ideas, research and development information, know-how, formulas, compositions, technical data, designs, drawings, specifications, research records, records of inventions, test information, financial, marketing and business data, supplier lists and information, and business plans) owned by the Company, and, to the knowledge of the Company, there has been no unauthorized use or disclosure of such material trade secrets and confidential business information.

3.13           Employee Benefits. Except as would not be reasonably likely to result in a Material Adverse Effect, each Benefit Plan has been established and administered in accordance with its terms and in compliance with the applicable provisions of ERISA, the Code and other applicable laws, rules and regulations. The Company and its Subsidiaries are in compliance with all federal, state, local and foreign requirements regarding employment, except for any failures to comply that are not reasonably likely, individually or in the aggregate, to have a Material Adverse Effect. As of the date hereof, there is no material labor dispute, strike or work stoppage against the Company or any of its Subsidiaries pending or, to the knowledge of the Company, threatened which may interfere with the business activities of the Company or any of its Subsidiaries, except where such dispute, strike or work stoppage is not reasonably likely, individually or in the aggregate, to have a Material Adverse Effect.

3.14           Taxes. The Company and each of its Subsidiaries have filed all Tax Returns required to have been filed (or extensions have been duly obtained) and have paid all Taxes required to have been paid by it, except for those which are being contested in good faith and except where failure to file such Tax Returns or pay such Taxes would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

3.15           Environmental Laws.

The Company (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) has received all permits, licenses or other approvals required under applicable Environmental Laws to conduct its business and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect. There are no costs or liabilities associated with Environmental Laws, including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties, that would, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

3.16           Title. The Company has good and marketable title to all personal property owned by it that is material to the business of the Company, free and clear of all liens, encumbrances and defects except as described in the SEC Reports or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company. Any real property and buildings held under lease by the Company is held under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company. The Company does not own any real property.

3.17           Insurance. The Company maintains insurance underwritten by insurers of recognized financial responsibility, of the types and in the amounts that the Company reasonably believes is adequate for businesses and covering all risks customarily insured against, with such deductibles as are customary for companies in the same or similar business, all of which insurance is in full force and effect.

3.18           Nasdaq Stock Market. Shares of the Common Stock are registered pursuant to Section 12(b) of the Exchange Act and are listed on the Nasdaq Global Market, and the Company has no action pending to terminate the registration of the Common Stock under the Exchange Act or delist the Common Stock from Nasdaq Global Market, nor has the Company received any notification that the SEC or the Nasdaq Stock Market is currently contemplating terminating such registration or listing.

3.19           Sarbanes-Oxley Act

The Company is in compliance in all material respects with applicable requirements of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations promulgated by the Commission thereunder.

3.20           Foreign Corrupt Practices.

None of the Company, its Subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company or any of its Subsidiaries (a) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (c) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (d) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

3.21           Regulatory.

(a)           To the best of the Company’s knowledge, the Company has operated its business and currently is in compliance in all material respects with all applicable rules, regulations and policies of the United States Food and Drug Administration (“FDA”), the China Food and Drug Administration (the “CFDA”), and any other applicable foreign regulatory organization.

(b)           No investigational new drug (“IND”) application filed by or on behalf of the Company with the CFDA or FDA has been terminated by the CFDA or FDA, and none of the CFDA, FDA or any other applicable foreign regulatory agency has recommended, commenced, or, to the knowledge of the Company, threatened to initiate, any action to place a clinical hold order on, or otherwise delay or suspend, proposed or ongoing clinical investigations conducted or proposed to be conducted by or on behalf of the Company.

(c)           To the best of the Company’s knowledge, all the operations of the Company and all the manufacturing facilities and operations of the Company’s suppliers of products and product candidates and the components thereof manufactured in or imported into the United States are in compliance with applicable FDA regulations, including current Good Manufacturing Practices, and meet sanitation standards set by the Federal Food, Drug and Cosmetic Act of 1938, as amended. To the best of the Company’s knowledge, all the operations of the Company and all the manufacturing facilities and operations of the Company’s suppliers of products and product candidates and the components thereof manufactured in or imported into China are in compliance with applicable CFDA regulations, including current Good Manufacturing Practices, and all the operations of the Company and all the manufacturing facilities and operations of the Company’s suppliers of products and product candidates manufactured outside, or exported from, the United States or China are in compliance with applicable foreign regulatory requirements and standards, except to the extent that the failure to be in compliance with such regulations and standards would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

(d)           No Person involved in development of any data included in the Company’s regulatory filings has been convicted of (or investigated for) any crime or engaged in conduct reasonably expected to result in exclusion under 42 U.S.C. Section 1302a-7 or any similar state law or regulation or debarred by the FDA under Article 306 or the Federal Food Drug and Cosmetic Act, 21 U.S.C. Section 335a(a) or (b).

(e)           The Company has not received any FDA Form 483 Notice of Observation, FDA Notices of Adverse Findings, “warning letters” or other similar governmental authority notice of inspectional observations or legal deficiencies from the FDA, CFDA or any other governmental authority asserting a violation of applicable law with respect to Company’s product candidates. There has not been a recall or market withdrawal of any of Company’s product candidates by or on behalf of Company. The Company has complied with all adverse event reporting requirements applicable to the Company’s product candidates.

(f)           The Company has not made any false statements on applications, reports and submissions to the FDA, CFDA or other government authority with respect to the Company’s product candidates. Company is not the subject of any pending investigation by any governmental authority with respect to the Company’s product candidates.

3.22           Disclosure Controls and Procedures.

The Company has established and maintains disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) that are effective in all material respects to ensure that material information relating to the Company, including its subsidiaries, is made known to its chief executive officer and chief financial officer by others within those entities. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of December 31, 2016. The Company presented in its Annual Report on Form 10-K for the fiscal year ended December 31, 2016 the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of December 31, 2016. Since December 31, 2016, there have been no significant changes in the Company’s internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal controls.

3.23           Price of Common Stock

. The Company has not taken, nor will it take, directly or indirectly, any action designed to stabilize or manipulate the price of the Common Stock.

3.24           Investment Company Act

. The Company is not, and immediately after receipt of payment for the Common Stock will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

3.25           General Solicitation; No Integration or Aggregation

. Neither the Company nor any other person or entity authorized by the Company to act on its behalf has engaged in a general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) of investors with respect to offers or sales of Common Stock. The Company has not, directly or indirectly, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which, to its knowledge, is or will be (i) integrated with the Securities sold pursuant to this Agreement for purposes of the Securities Act or (ii) aggregated with prior offerings by the Company for the purposes of the rules and regulations of the NASDAQ Global Market.

3.26           Brokers and Finders

. Neither the Company nor any other Person authorized by the Company to act on its behalf has retained, utilized or been represented by any broker or finder in connection with the transactions contemplated by this Agreement whose fees the Purchasers would be required to pay.

3.27           No Directed Selling Efforts. None of the Company or any of its Affiliates engaged in any directed selling efforts within the meaning of Regulation S of the Securities Act (“Regulation S”) in connection with the transactions contemplated by this Agreement, and all such persons have complied with the offering restrictions requirement of Regulation S.

3.28           Reliance by the Purchasers. The Company acknowledges that each of the Purchasers will rely upon the truth and accuracy of, and the Company’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of the Company set forth herein.

4.           Representations and Warranties of Each Purchaser. Each Purchaser, severally for itself and not jointly with the other Purchasers, represents and warrants to the Company as follows:

4.1           Organization. Such Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the requisite power and authority to own, lease and operate its properties and to carry on its business as now conducted.

4.2           Authorization. Such Purchaser has all requisite corporate or similar power to enter into this Agreement and the other Transaction Agreements to which it will be a party and to carry out and perform its obligations hereunder and thereunder. All corporate, member or partnership action on the part of such Purchaser or its stockholders, members or partners necessary for the authorization, execution, delivery and performance of this Agreement and the other Transaction Agreements to which it will be a party and the consummation of the other transactions contemplated herein has been taken. Assuming this Agreement constitutes the legal and binding agreement of the Company, this Agreement constitutes a legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors generally or by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law). Upon their respective execution by such Purchaser and the other parties thereto and assuming that they constitute legal and binding agreements of the Company, the Registration Rights Agreement will constitute a legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors generally or by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

4.3           No Conflict. The execution, delivery and performance of the Transaction Agreements by such Purchaser, the issuance of the Securities in accordance with their terms and the consummation of the other transactions contemplated hereby will not conflict with or result in any violation of or default by such Purchaser (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation, a change of control right or to a loss of a material benefit under (i) any provision of the organizational documents of such Purchaser or (ii) any agreement or instrument, credit facility, franchise, license, judgment, order, statute, law, ordinance, rule or regulations, applicable to such Purchaser or its respective properties or assets, except, in the case of clause (ii), as would not, individually or in the aggregate, be reasonably expected to materially delay or hinder the ability of such Purchaser to perform its obligations under the Transaction Agreements (a “Purchaser Adverse Effect”).

4.4           Consents. All consents, approvals, orders and authorizations required on the part of such Purchaser in connection with the execution, delivery or performance of this Agreement, the issuance of the Securities and the consummation of the other transactions contemplated herein have been obtained or made, other than such consents, approvals, orders and authorizations the failure of which to make or obtain, individually or in the aggregate, would not reasonably be expected to have a Purchaser Adverse Effect.

4.5           Absence of Litigation. There is no action, suit, proceeding, investigation or inquiry pending or, to such Purchaser’s knowledge, threatened by or before any governmental body against such Purchaser which, individually or in the aggregate, would reasonably be expected to have a Purchaser Adverse Effect, nor are there any orders, writs, injunctions, judgments or decrees outstanding of any court or government agency or instrumentality and binding upon such Purchaser that would reasonably be expected to have a Purchaser Adverse Effect.

4.6           Purchasers’ Financing. At the Closing, such Purchaser will have all funds necessary to pay to the Company the purchase price for the Securities being purchased by such Purchaser pursuant to this Agreement in immediately available funds.

4.7           Brokers and Finders. Such Purchaser has not retained, utilized or been represented by any broker or finder in connection with the transactions contemplated by this Agreement whose fees the Company would be required to pay (other than pursuant to the reimbursement of expenses provisions of Section 8.7 hereof).

4.8           Investment Representations, Warranties and Covenants by Non-United States Persons

Each Purchaser who is a Non-U.S. person (as that term is defined in Section 4.8(c)) hereby represents and warrants to the Company as follows:

(a)           This Agreement is made by the Company with the Purchaser, who is a Non-U.S. person, in reliance upon such Non-U.S. person’s representations, warranties and covenants made in this Section 4.8.

(b)           Such Non-U.S. person has been advised and acknowledges that:

(i)                 the Securities have not been, and when issued, will not be registered under the Securities Act, the securities laws of any state of the United States or the securities laws of any other country;

(ii)                 in issuing and selling the Securities to such Non-U.S. person pursuant hereto, the Company is relying upon the “safe harbor” provided by Regulation S and/or in Section 4(a)(2) of the Securities Act;

(iii)                 it is a condition to the availability of the Regulation S “safe harbor” that the Securities not be offered or sold in the United States or to a U.S. person until the expiration of a one-year “distribution compliance period” (or a six-month “distribution compliance period,” if the issuer is a “reporting issuer,” as defined in Regulation S) following the Closing Date; and

(iv)                 notwithstanding the foregoing, prior to the expiration of the one-year “distribution compliance period” (or six-month “distribution compliance period,” if the issuer is a “reporting issuer,” as defined in Regulation S) after the Closing (the “Restricted Period”), the Securities may be offered and sold by the holder thereof only if such offer and sale is made in compliance with the terms of this Agreement and either: (A) if the offer or sale is within the United States or to or for the account of a U.S. person (as such terms are defined in Regulation S), the securities are offered and sold pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act; or (B) the offer and sale is outside the United States and to other than a U.S. person.

(c)           As used herein, the term “United States” means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia, and the term “U.S. person” means any “U.S. person” as defined in Rule 902(k)(2). As used herein, the term “Non-U.S. person” means any person who is not a U.S. person or is deemed not to be a U.S. person under Rule 902(k)(2) of the Securities Act.

(d)           Such Non-U.S. person agrees that with respect to the Securities, until the expiration of the Restricted Period:

(i)                 such Non-U.S. person, its agents or its representatives have not and will not solicit offers to buy, offer for sale or sell any of the Securities, or any beneficial interest therein in the United States or to or for the account of a U.S. person; and

(ii)                 notwithstanding the foregoing, the Securities may be offered and sold by the holder thereof only if such offer and sale is made in compliance with the terms of this Agreement and either: (A) if the offer or sale is within the United States or to or for the account of a U.S. person, the securities are offered and sold pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act; or (B) the offer and sale is outside the United States and to other than a U.S. person; and

(iii)                 such Non-U.S. person shall not engage in hedging transactions with regard to the Securities unless in compliance with the Securities Act.

The foregoing restrictions are binding upon subsequent transferees of the Securities, except for transferees pursuant to an effective registration statement. Such Non-U.S. person agrees that after the Restricted Period, the Securities may be offered or sold within the United States or to or for the account of a U.S. person only pursuant to applicable securities laws.

(e)           Such Non-U.S. person has not engaged, nor is it aware that any party has engaged, and such Non-U.S. person will not engage or cause any third party to engage, in any “directed selling efforts” (as such term is defined in Regulation S) in the United States with respect to the Securities.

(f)           Such Non-U.S. person: (i) is domiciled and has its principal place of business outside the United States; (ii) certifies it is not a U.S. person and is not acquiring the Securities for the account or benefit of any U.S. person; and (iii) at the time of the Closing Date, the Non-U.S. person or persons acting on Non-U.S. person’s behalf in connection therewith will be located outside the United States.

(g)           At the time of offering to such Non-U.S. person and communication of such Non-U.S. person’s order to purchase the Securities and at the time of such Non-U.S. Person’s execution of this Agreement, the Non-U.S. person or persons acting on Non-U.S. person’s behalf in connection therewith were located outside the United States.

(h)           Such Non-U.S. person is not a “distributor” (as defined in Regulation S) or a “dealer” (as defined in the Securities Act).

(i)           Such Non-U.S. person acknowledges that the Company shall make a notation in its stock book regarding the restrictions on transfer set forth in this Section 4.8 and shall transfer such shares on the books of the Company only to the extent consistent therewith. In particular, such Non-U.S. person acknowledges that the Company shall refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from registration.

4.9           Investment Representations, Warranties and Covenants by United States Persons. Each Purchaser, other than Purchasers who are a Non-U.S. person (as that term is defined in Section 4.8(c)), hereby represents and warrants to the Company that, it (i) is an “accredited investor” as that term is defined in Rule 501(a) under Regulation D promulgated pursuant to the Securities Act; or (ii) has such knowledge and experience in financial and business matters as to be able to protect its own interests in connection with an investment in the Shares. Each Purchaser further represents and warrants that (x) it is capable of evaluating the merits and risk of such investment, and (y) that it has not been organized for the purpose of acquiring the Securities

4.10           Intent.   Each Purchaser is purchasing the Securities solely for investment purposes, for the Purchaser’s own account, and not with a view towards the distribution or dissemination thereof. Each Purchaser has no present arrangement to sell the Securities to or through any person or entity. Each Purchaser understands that the Securities must be held indefinitely unless such Securities are resold pursuant to a registration statement under the Securities Act or an exemption from registration is available.

4.11           Investment Experience. Each Purchaser, or such Purchaser’s professional advisors, have such knowledge and experience in finance, securities, taxation, investments and other business matters as to evaluate investments of the kind described in this Agreement. By reason of the business and financial experience of such Purchaser or his or her professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), such Purchaser can protect his or her own interests in connection with the transactions described in this Agreement. Each Purchaser is able to afford the loss of his, her or its entire investment in the Securities.

4.12           Securities Not Registered; Legends

. Such Purchaser understands that the Securities have not been registered under the Securities Act, by reason of their issuance by the Company in a transaction exempt from the registration requirements of the Securities Act, and that the Securities must continue to be held by such Purchaser unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration and in each case in accordance with any applicable securities laws of any state of the United States. Such Purchaser understands that the exemptions from registration afforded by Rule 144 (the provisions of which are known to it) promulgated under the Securities Act depend on the satisfaction of various conditions including, but not limited to, the time and manner of sale, the holding period and on requirements relating to the Company which are outside of the Purchaser’s control and which the Company is under no obligation and may not be able to satisfy, and that, if applicable, Rule 144 may afford the basis for sales only in limited amounts.

Each Purchaser, severally and not jointly, understands that the Securities may bear one or more legends in substantially the following form and substance:

Investment pursuant to Regulation D:

“THESE SECURITIES ARE BEING OFFERED TO INVESTORS WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”). TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

Investment pursuant to Regulation S:

“THESE SECURITIES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT. TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

In addition, stock certificates representing the Securities may contain a legend regarding affiliate status of the Purchasers.

4.13           Reliance by the Company. Such Purchaser acknowledges that the Company will rely upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Purchaser set forth herein.

4.14           Ownership of Common Stock. The Purchasers do not, and during the period beginning on the date of this Agreement and ending immediately prior to the Closing will not, own any shares of Common Stock.

5.           Covenants

5.1           Further Assurances. Each party agrees to cooperate with each other and their respective officers, employees, attorneys, accountants and other agents, and, generally, do such other reasonable acts and things in good faith as may be necessary to effectuate the intents and purposes of this Agreement, subject to the terms and conditions hereof and compliance with applicable law, including taking reasonable action to facilitate the filing of any document or the taking of reasonable action to assist the other parties hereto in complying with the terms hereof.

5.2           Board Designee

(a)           Sailing shall have the right to nominate pursuant to the terms and subject to the conditions of this Section 5.2 one nominee to the Board of Directors (the “Board Designee”). Such nominee shall (i) be qualified and suitable to serve as a member of the Board of Directors under all applicable corporate governance policies or guidelines of the Company and the Board of Directors and applicable legal, regulatory and stock market requirements, (ii) meet the independence requirements with respect to the Company of Section 5605(a)(2) of the Rules of the Nasdaq Stock Market or any other stock exchange on which the Common Stock may be listed in the future, and (iii) be acceptable to the Board of Directors (including the Nominating and Corporate Governance Committee of the Board of Directors) in its good faith discretion. The Board of Directors and the appropriate committees of the Board of Directors shall conduct the consideration of the qualifications, suitability and independence of a Board Designee, and make any determinations with respect thereto, in a manner consistent with considerations and determinations in respect of other members of the Board of Directors. Sailing will take all necessary action to cause any nominee for Board Designee to make himself or herself reasonably available for interviews, to consent to such reference and background checks or other investigations and to provide such information (including information necessary to determine the nominee’s independence status under various requirements and institutional investor guidelines as well as information necessary to determine any disclosure obligations of the Company) as the Board of Directors or its Nominating and Corporate Governance Committee may reasonably request; provided, that in each such case, all interviews, investigations and information is generally required to be delivered to the Company by the outside directors of the Company. As of the date hereof, Sailing has designated Bosun S. Hau as a nominee for Board Designee and therefore, no action by the Company and no adjustment to the Board of Directors will be required as of the Closing. Provided that the Board Designee then meets the requirements set forth in the second sentence of this Section 5.2(a) and the Purchasers, together with their Affiliated Entities, collectively, then Own at least 171,432 shares of Common Stock (as adjusted for any stock dividends stock splits, recapitalization, combinations, consolidations or the like), the Company shall nominate the Board Designee for re-election as a director at the Company’s 2018 annual meeting of stockholders as part of the slate proposed by the Company that is included in the proxy statement (or consent solicitation or similar document) of the Company relating to the election of the Board of Directors and will use its best efforts to cause the election of the Board Designee to the Board of Directors (including providing the same level of support as is provided for other nominees of the Company to the Board of Directors).

(b)           The Board Designee shall be subject to the policies and requirements of the Company and its Board of Directors, including the corporate governance guidelines of the Board of Directors and the Company’s Code of Ethics, in a manner consistent with the application of such policies and requirements to other members of the Board of Directors and in a manner that does not discriminate against Sailing or its Affiliates. The Company shall compensate the Board Designee, reimburse their expenses, indemnify them and provide the Board Designee with director and officer insurance to the same extent it compensates, reimburses, indemnifies and provides insurance for the outside members of the Board of Directors pursuant to its organizational documents, applicable law or otherwise

(c)           The rights of Sailing pursuant to this Section 5.2 shall be specific to Sailing and shall be non-transferable.

(d)           If, for any reason, the Board Designee is not a member of the Board of Directors, so long as the Purchasers, together with their Affiliated Entities, collectively, Own at least 171,432 shares of Common Stock (as adjusted for any stock dividends stock splits, recapitalization, combinations, consolidations or the like), Sailing shall have the right to appoint an observer to receive notice of, and the right to participate as an observer in, meetings of the Board of Directors and to receive the same information that is provided to members of the Board of Directors in connection with such meetings, except that the observer may be excluded from access to any material or meeting or portion thereof if the Board of Directors determines in good faith, upon advice of counsel, that such exclusion is reasonably necessary to preserve the attorney-client privilege, to protect highly confidential proprietary information, or for other similar reasons.  Upon reasonable notice and at a scheduled meeting of the Board or such other time, if any, as the Board of Directors may determine in its sole discretion, such representative may address the Board of Directors with respect to Sailing’s concerns regarding significant business issues facing the Company.   The observer agrees that any information provided to or learned by it in connection with its rights under this provision shall be treated as confidential information by the observer and shall not be disclosed except to others with a need to know and who are also subject to confidentiality provisions or upon the written approval of the Company or as may be required by law or regulatory or legal process.

(e)           All obligations of the Company pursuant to this Section 5.2 shall terminate upon the first to occur of: (i) such time as the Purchasers, together with their Affiliated Entities, collectively, do not Own at least 171,432 shares of Common Stock (as adjusted for any stock dividends stock splits, recapitalization, combinations, consolidations or the like), (ii) the Company sells all or substantially all of its assets, (iii) any Person or “group” (as such term is used in Section 13 of the Exchange Act), directly or indirectly, obtains Beneficial Ownership of 50% or more of the total outstanding voting power of the Voting Stock, (iv) the Company participates in any merger, consolidation or similar transaction unless immediately following the consummation of such transaction the stockholders of the Company immediately prior to the consummation of such transaction continue to hold (in substantially the same proportion as their ownership of the Company’s voting stock immediately prior to the transaction) more than 50% of all of the outstanding common stock or other securities entitled to vote for the election of directors of the surviving or resulting entity in such transaction, (v) Sailing irrevocably waives and terminates all of its rights under this Section 5.2, (vi) the Board Designee is removed from the Board of Directors for cause by the stockholders of the Company or (vii) the Company delivers written notice that a Purchaser has breached the terms of this Agreement in any material respect and such Purchaser does not cure any such breach within 10 days of such notice, provided that no cure period shall apply if such breach is of a nature which cannot be cured. The date of termination pursuant to this clause (e) of the obligations of the Company pursuant to this Section 5.2 is sometimes referred to herein as the “Designee Termination Date”).

5.3           Information Rights

 (a)           Regardless of whether the Company is required to do pursuant to the Exchange Act, the Company shall furnish to Sailing any annual reports, quarterly reports and other periodic reports required pursuant to Section 13 or 15(d) of the Exchange Act within fifteen (15) days of when such reports would be required pursuant to Section 13 or 15(d) of the Exchange Act (provided, that any such reports shall be deemed to have been provided when such reports are publicly available via the SEC’s EDGAR system or any successor to the EDGAR system.

(b)           The rights of Sailing pursuant to this Section 5.3 shall be specific to Sailing and shall be non-transferable.

(c)           All obligations of the Company pursuant to this Section 5.3 shall terminate upon the first to occur of: (i) such time as the Purchasers, together with their Affiliated Entities, collectively, do not Own at least 171,432 shares of Common Stock (as adjusted for any stock dividends stock splits, recapitalization, combinations, consolidations or the like), (ii) the Company sells all or substantially all of its assets, (iii) any Person or “group” (as such term is used in Section 13 of the Exchange Act), directly or indirectly, obtains Beneficial Ownership of 50% or more of the total outstanding voting power of the Voting Stock, (iv) the Company participates in any merger, consolidation or similar transaction unless immediately following the consummation of such transaction the stockholders of the Company immediately prior to the consummation of such transaction continue to hold (in substantially the same proportion as their ownership of the Company’s voting stock immediately prior to the transaction) more than 50% of all of the outstanding common stock or other securities entitled to vote for the election of directors of the surviving or resulting entity in such transaction, or (v) Sailing irrevocably waives and terminates all of its rights under this Section 5.3.

5.4           Listing. The Company shall use its best efforts to maintain the listing of its Common Stock on the Nasdaq Global Market.

5.5           Specific Performance. The Purchasers and the Company agree that irreparable damage would occur and that the Company and the Purchaser, as applicable, would not have any adequate remedy at law in the event that any of the provisions of Section 5.1, Section 5.2, Section 5.3 and Section 5.4 were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the Purchasers and the Company agree that the Company and the Purchasers, as applicable, shall without the necessity of proving the inadequacy of money damages or posting a bond be entitled to an injunction or injunctions to prevent breaches of such Sections and to enforce specifically the terms, provisions and covenants contained therein, this being in addition to any other remedy to which they are entitled at law or in equity.

6.           Conditions Precedent.

6.1           Conditions to the Obligation of the Purchasers. The several obligations of each Purchaser to consummate the transactions to be consummated at the Closing, and to purchase and pay for the Securities being purchased by it at the Closing pursuant to this Agreement, are subject to the satisfaction or waiver of the following conditions precedent:

(a)           The representations and warranties of the Company contained herein shall be true and correct on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date (it being understood and agreed by each Purchaser that for purposes of this Section 6.1(a), in the case of any representation and warranty of the Company contained herein (i) which is not hereinabove qualified by application thereto of a materiality standard, such representation and warranty need be true and correct only in all material respects or (ii) which is made as of a specific date, such representation and warranty need be true and correct only as of such specific date).

(b)           The Company shall have performed in all material respects all obligations and conditions herein required to be performed or observed by the Company on or prior to the Closing Date.

(c)           Each Purchaser shall have received a certificate, dated the Closing Date, signed by the Chief Executive Officer and Chief Financial Officer of the Company, certifying on behalf of the Company that the conditions specified in the foregoing Sections 6.1(a) and (b) have been fulfilled.

(d)           The purchase of and payment for the Securities by each Purchaser shall not be prohibited or enjoined by any law or governmental or court order or regulation.

(e)           The Company shall have furnished all required materials to the Transfer Agent to reflect the issuance of the Securities at the Closing.

(f)           The Company shall have executed and delivered the Registration Rights Agreement in the form attached hereto as Exhibit B (the “Registration Rights Agreement”) to the Purchasers.

(g)           The Purchasers shall have received from counsel to the Company, an opinion substantially in the form attached as Exhibit C hereto.

(h)           The Securities shall have been approved for listing on the Nasdaq Global Market, subject to official notice of issuance

(i)           Bosun S. Hau shall have been elected to the Board of Directors and the Company shall have entered into an indemnification agreement with Mr. Hau in a form satisfactory to Sailing and Mr. Hau.

6.2           Conditions to the Obligation of the Company. The obligation of the Company to consummate the transactions to be consummated at the Closing, and to issue and sell to each Purchaser the Common Stock to be purchased by it at the Closing pursuant to this Agreement, is subject to the satisfaction or waiver of the following conditions precedent:

(a)           The representations and warranties contained herein of each Purchaser shall be true and correct on and as of the Closing Date, with the same force and effect as though made on and as of the Closing Date (it being understood and agreed by the Company that, in the case of any representation and warranty of a Purchaser contained herein which is not hereinabove qualified by application thereto of a materiality standard, such representation and warranty need be true and correct only in all material respects).

(b)           Each Purchaser shall have performed in all material respects all obligations and conditions herein required to be performed or observed by such Purchaser on or prior to the Closing Date.

(c)           The purchase of and payment for the Securities by each Purchaser shall not be prohibited or enjoined by any law or governmental or court order or regulation.

(d)           Each Purchaser shall have executed and delivered the Registration Rights Agreement to the Company.

(e)           The Company shall have received payment, by wire transfer of immediately available funds, in the full amount of the purchase price for the number of Securities being purchased by each Purchaser at the Closing as set forth in Exhibit A.

7.           Termination.

7.1           Conditions of Termination. Notwithstanding anything to the contrary contained herein, this Agreement may be terminated at any time before the Closing (a) by mutual consent of the Company and the Purchasers, or (b) by either the Company or the Purchasers if the Closing shall not have occurred on or prior to 1:00 p.m., Eastern time, on February 5, 2018.

7.2           Effect of Termination. In the event of any termination pursuant to Section 7.1 hereof, this Agreement shall become null and void and have no effect, with no liability on the part of the Company or the Purchasers, or their directors, officers, agents or stockholders, with respect to this Agreement, except for liability for any willful breach of this Agreement.

8.           Miscellaneous Provisions

8.1           Public Statements or Releases. Neither the Company nor any Purchaser shall make any public announcement with respect to the existence or terms of this Agreement or the transactions provided for herein without the prior approval of the other parties, which shall not be unreasonably withheld or delayed, other than a statement consistent with public announcements that were previously made by a party hereto in accordance with this Section 8.1. Notwithstanding the foregoing, nothing in this Section 8.1 shall prevent any party from making any public announcement it considers necessary in order to satisfy its obligations under the law or under the rules of any national securities exchange.

8.2           Interpretation. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement will refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and subsection references are to this Agreement unless otherwise specified. The headings in this Agreement are included for convenience of reference only and will not limit or otherwise affect the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they will be deemed to be followed by the words “without limitation.” The phrases “the date of this Agreement,” “the date hereof” and terms of similar import, unless the context otherwise requires, will be deemed to refer to the date set forth in the first paragraph of this Agreement. The meanings given to terms defined herein will be equally applicable to both the singular and plural forms of such terms. All matters to be agreed to by any party hereto must be agreed to in writing by such party unless otherwise indicated herein. References to agreements, policies, standards, guidelines or instruments, or to statutes or regulations, are to such agreements, policies, standards, guidelines or instruments, or statutes or regulations, as amended or supplemented from time to time (or to successors thereto).

8.3           Notices. Any notices or other communications required or permitted to be given hereunder shall be in writing and shall be deemed to be given when delivered in person or by private courier with receipt, if telefaxed when verbal or email confirmation from the recipient is received, or three (3) days after being deposited in the United States mail, first-class, registered or certified, return receipt requested, with postage paid and:

(a)           If to the Company, addressed as follows:

Cellular Biomedicine Group, Inc.
19925 Stevens Creek Blvd., Suite 100
Cupertino, CA 95014
Attention: Andy Chan, Secretary and Senior Vice President
E-mail: andy.chan@cellbiomedgroup.com

with a copy to:
Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas
New York, New York 10105
Attention: Sarah Williams
Facsimile: (212) 370-7889
E-mail: swilliams@egsllp.com

(b)           If to any Purchaser, addressed as follows:

Sailing Capital Overseas Investments Management Ltd
190 Elgin Avenue, George Town, Grand Cayman KY1-9005
Cayman Islands
Attention: Bosun S. Hau
Managing Director / Partner
E-mail: bosunhau@sailing-capital.com

with copies to:

Wilson Sonsini Goodrich & Rosati, Professional Corporation
12235 El Camino Real
San Diego, California 92130
Attention: Dan Koeppen
Facsimile: 858-350-2399
E-mail: dkoeppen@wsgr.com

Any Person may change the address to which notices and communications to it are to be addressed by notification as provided for herein.

8.4           Severability. If any part or provision of this Agreement is held unenforceable or in conflict with the applicable laws or regulations of any jurisdiction, the invalid or unenforceable part or provisions shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Agreement shall remain binding upon the parties hereto.

8.5           Governing Law; Submission to Jurisdiction; Venue; Waiver of Trial by Jury.

(a)           This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to choice of laws or conflicts of laws provisions thereof that would require the application of the laws of any other jurisdiction, except to the extent that mandatory principles of Delaware law may apply.

(b)           The Company and each of the Purchasers hereby irrevocably and unconditionally:

(i)                 submits for itself and its property in any legal action or proceeding relating solely to this Agreement or the transactions contemplated hereby, to the general jurisdiction of the any New York State or United States Federal court sitting in the City of New York, Borough of Manhattan in the State of New York;

(ii)                 consents that any such action or proceeding may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same to the extent permitted by applicable law;

(iii)                 agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the party, as the case may be, at its address set forth in Section 9.3 or at such other address of which the other party shall have been notified pursuant thereto;

(iv)                 agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction for recognition and enforcement of any judgment or if jurisdiction in the courts referenced in the foregoing clause (i) are not available despite the intentions of the parties hereto;

(v)                 agrees that final judgment in any such suit, action or proceeding brought in such a court may be enforced in the courts of any jurisdiction to which such party is subject by a suit upon such judgment, provided that service of process is effected upon such party in the manner specified herein or as otherwise permitted by law;

(vi)                 agrees that to the extent that such party has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process with respect to itself or its property, such party hereby irrevocably waives such immunity in respect of its obligations under this Agreement, to the extent permitted by law; and

(vii)                 irrevocably and unconditionally waives trial by jury in any legal action or proceeding in relation to this Agreement.

8.6           Waiver. No waiver of any term, provision or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or be construed as, a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Agreement.

8.7           Expenses. Each party shall pay its own out-of-pocket fees and expenses, including the fees and expenses of attorneys, accountants and consultants employed by such party, incurred in connection with the proposed investment in the Securities, the negotiation of the Transaction Agreements and the consummation of the transactions contemplated thereby.

8.8           Assignment. None of the parties may assign its rights or obligations under this Agreement or designate another person (i) to perform all or part of its obligations under this Agreement or (ii) to have all or part of its rights and benefits under this Agreement, in each case without the prior written consent of (x) the Company and (y) the Purchasers. In the event of any assignment in accordance with the terms of this Agreement, the assignee shall specifically assume and be bound by the provisions of the Agreement by executing a writing agreeing to be bound by and subject to the provisions of this Agreement and shall deliver an executed counterpart signature page to this Agreement and, notwithstanding such assumption or agreement to be bound hereby by an assignee, no such assignment shall relieve any party assigning any interest hereunder from its obligations or liability pursuant to this Agreement.

8.9           Confidential Information. The Purchasers acknowledge that from time to time, Purchasers may be given access to non-public, proprietary information with respect to the Company (“Confidential Information”). For purposes hereof, for any Purchaser, Confidential Information does not include, however, (i) information which is or becomes generally available to the public in accordance with law other than as a result of a disclosure by the Purchaser or its directors, managing members, officers, employees, agents, legal counsel, financial advisors, accounting representatives or potential funding sources (“Representatives”) or its Affiliates, subsidiaries or franchisees in violation of this Section 8.9 or any other confidentiality agreement to which the Company is a party or beneficiary, (ii) is, or becomes, available to the Purchasers on a non-confidential basis from a source other than the Company or any of its Affiliates or any of its Representatives, provided, that such source was not known to the Purchasers (after reasonable investigation) to be bound by a confidentiality agreement with, or any other contractual, fiduciary or other legal obligation of confidentiality to, us or any of our subsidiaries or any of the Company’s representatives, (iii) is already in the Purchasers’ possession (other than information furnished by or on behalf of the Company or directors, officers, employees, representatives and/or agents of the Company), or (iv) is independently developed by the Purchasers without violating any of the confidentiality terms herein. Each Purchaser agrees (i) except as required by law or regulatory or legal process, to keep all Confidential Information confidential and not to disclose or reveal any such Confidential Information to any person other than those of its Representatives who need to know the Confidential Information for the purpose of evaluating, monitoring or taking any other action with respect to the investment by the Purchaser in the Common Stock and to cause those Representatives to observe the terms of this Section 8.9 and (ii) not to use Confidential Information for any purpose other than in connection with evaluating, monitoring or taking any other action with respect to the investment by the Purchaser in the Common Stock.

8.10           Third Parties. Nothing in this Agreement, express or implied, is intended to confer on any Person other than the parties to this Agreement any rights, remedies, claims, benefits, obligations or liabilities under or by reason of this Agreement, and no Person that is not a party to this Agreement (including, without limitation, any partner, member, shareholder, director, officer, employee or other beneficial owner of any party to this Agreement, in its own capacity as such or in bringing a derivative action on behalf of a party to this Agreement) shall have any standing as a third party beneficiary with respect to this Agreement or the transactions contemplated hereby.

8.11           Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

8.12           Entire Agreement; Amendments. This Agreement and the other Transaction Agreements constitute the entire agreement between the parties hereto respecting the subject matter hereof and supersedes all prior agreements, negotiations, understandings, representations and statements respecting the subject matter hereof, whether written or oral. No modification, alteration, or change in any of the terms of this Agreement shall be valid or binding upon the parties hereto unless made in writing and duly executed by the Company and the Purchasers or, in the case of Section 5.2, Sailing. The Company, on the one hand, and the Purchasers or Sailing, as the case may be, on the other hand, may by an instrument signed in writing by such parties waive the performance, compliance or satisfaction by the Purchasers or the Company, respectively, with any term or provision hereof or any condition hereto to be performed, complied with or satisfied by the Purchasers or the Company, respectively.

8.13           Survival. The representations and warranties contained in this Agreement shall survive the Closing and the delivery of the Securities for a period of three (3) years after the date hereof; provided, however, that notwithstanding the foregoing in this Section 8.13, the representations and warranties contained in Sections 3.1, 3.2, 3.4 and 3.5 of this Agreement shall not terminate at the Closing and shall survive thereafter for the applicable statute of limitations.

8.14           Additional Matters. For the avoidance of doubt, the parties acknowledge and confirm that the terms and conditions of the Securities were determined as a result of arm’s-length negotiations.

[Remainder of Page Intentionally Left Blank.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

COMPANY:

CELLULAR BIOMEDICINE GROUP, INC.

By:	/s/ Bizuo (Tony) Liu
Name:	Bizuo (Tony) Liu
Title:	Chief Executive Officer

[Signature Page to Common Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

PURCHASER:

WEALTH MAP HOLDINGS LIMITED, A BVI COMPANY

By: /s/ James Xiao Dong Liu

Name: James Xiao Dong Liu

Title: Director

Address: c/o Unit 2006-08
20/F Harbour Centre, 25 Harbour Road
Wan Chai, Hong Kong

Email: jamesliu@sailing-capital.com

[Signature Page to Common Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

PURCHASER:

EARLS MILL LIMITED, A BVI COMPANY

By: /s/ James Xiao Dong Liu

Name: James Xiao Dong Liu

Title: Director

Address: c/o Unit 2006-08
20/F Harbour Centre, 25 Harbour Road
Wan Chai, Hong Kong

Email: jamesliu@sailing-capital.com

[Signature Page to Common Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

PURCHASER:

/s/Bosun S. Hau
Bosun S. Hau

[Signature Page to Common Stock Purchase Agreement]

EXHIBIT A

PURCHASERS

Purchaser Name and Address	Purchase Price per Share	Aggregate Number of Shares of Common Stock to be Purchased	Aggregate Purchase Price

Wealth Map Holdings Limited, a BVI Company c/o Unit 2006-08 20/F Harbour Centre, 25 Harbour Road Wan Chai, Hong Kong Email: jamesliu@sailing-capital.com	$17.80	1,404,494	$24,999,993.20

Earls Mill Limited, a BVI Company c/o Unit 2006-08 20/F Harbour Centre, 25 Harbour Road Wan Chai, Hong Kong Email: jamesliu@sailing-capital.com	$17.80	308,426	$5,489,982.80

Bosun S. Hau c/o Unit 2006-08 20/F Harbour Centre, 25 Harbour Road Wan Chai, Hong Kong Email: bosunhau@sailing-capital.com	$17.80	1,404	$24,991.20

TOTAL:		1,714,324	$30,514,967.20

EXHIBIT B

FORM OF REGISTRATION RIGHTS AGREEMENT

1

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of January 30, 2018, by and among Cellular Biomedicine Group, Inc., a Delaware corporation (the “Company”), Wealth Map Holdings Limited, Earls Mill Limited, and Bosun S. Hau (each an “Investor” and together the “Investors”).

WHEREAS, the Investors have, pursuant to that certain Securities Purchase Agreement, dated as of January 30, 2018, between the Company and the Investors (the “Purchase Agreement”), agreed to purchase the Securities, subject to the terms and conditions set forth therein; and

WHEREAS, it is a condition to the closing (the “Closing”) of the transactions contemplated by the Purchase Agreement that the Company and the Investors enter into this Agreement at or prior to the Closing in order to grant the Investors certain registration rights as set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Investors agree as follows:

9.           Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement.  As used in this Agreement, the following terms shall have the respective meanings set forth in this Section 1:

“Affiliate” of any Person shall mean any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For purposes of this definition, “control” when used with respect to any Person has the meaning specified in Rule 12b-2 under the Exchange Act; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Available” means, with respect to a Registration Statement, that such Registration Statement does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, such that such Registration Statement will be available for the resale of Registrable Securities.

“Black-Out Period” means any period of time that the Company prohibits the directors and officers of the Company from trading securities of the Company (i) pursuant to the Insider Trading Policy, or (ii) because the Board of Directors determines in good faith that there is a valid business purpose for such suspension of trading, which valid business purpose shall include without limitation plans for a registered public offering, an acquisition or other proposed or pending corporate developments and similar events because of material developments known to the Company and not yet disclosed to the public.

“Business Day” means a day that is a Monday, Tuesday, Wednesday, Thursday or Friday and is not a day on which banking institutions in New York, New York generally are authorized or obligated by law, regulation or executive order to close.

2

“Commission” means the Securities and Exchange Commission or any other federal agency then administering the Securities Act or Exchange Act.

“Common Stock” means the common stock, $0.001 par value per share, of the Company.

“Effective Date” means the time and date that the Registration Statement filed pursuant to Section 2(a) is first declared effective by the Commission or otherwise becomes effective.

“Effectiveness Date” means:

(a)        with respect to the initial Registration Statement required to be filed to cover the resale by the Holders of the Registrable Securities, the 90th day following the Closing; and

(b)        with respect to any additional Registration Statements that may be required pursuant to Section 2(a) hereof, the earlier of: (x) the 120th day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required under such Section and (y) the fifth Trading Day following the date on which the Company is notified by the Commission that such additional Registration Statement will not be reviewed or is no longer subject to further review and comments.

“Effectiveness Period” has the meaning set forth in Section 2(a).

“Electing Holders” means one or more Investors that hold no less than a majority of the Registrable Securities then held by the Investors.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Filing Date” means:

(a)        with respect to the initial Registration Statement required to be filed to cover the resale by the Holders of the Registrable Securities, the 30 th day following the Closing; and

(b)        with respect to any additional Registration Statements that may be required pursuant to Section 2(a) hereof, the 30th day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required under such Section.

“Freely Tradable” means, with respect to any security, a security that is eligible to be sold by the Holder thereof without any volume or manner of sale restrictions under the Securities Act pursuant to Rule 144.

“Holder” or “Holders” means (i) the Investors and (ii) permitted assignees of the Investors who are assigned rights hereunder, in each case to the extent that they continue to hold Registrable Securities.

3

“Indemnified Party” has the meaning set forth in Section 5(c).

“Indemnifying Party” has the meaning set forth in Section 5(c).

“Insider Trading Policy” means the Company’s Insider Trading Policy as adopted and posted on the Company’s website.

“Losses” has the meaning set forth in Section 5(a).

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Plan of Distribution” means the plan of distribution in substantially the form attached hereto as Annex A.

“Proceeding” means a pending action, claim, suit, or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition) or investigation known to the Company to be threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Questionnaire” has the meaning set forth in Section 3(k).

“Registrable Securities” means (i) the Securities and (ii) any securities issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend, stock split, recapitalization or other distribution with respect to, or in exchange for, or in replacement of, the securities referenced in clause (i) (without giving effect to any election by the Company therein), above or this clause (ii); provided, however, that the term “Registrable Securities” shall exclude in all cases any securities (1) sold or exchanged by a Person pursuant to an effective registration statement under the Act or in compliance with Rule 144, (2) that are Freely Tradable (it being understood that for purposes of determining eligibility for resale under clause (2) of this proviso, no securities held by any Holder shall be considered Freely Tradable to the extent such Holder reasonably determines that it is an Affiliate of the Company) or (3) that shall have ceased to be outstanding.

“Registration Default” has the meaning set forth in Section 2(b).

“Registration Statement” means a registration statement in the form required to register the resale of the Registrable Securities, and including the Prospectus, amendments and supplements to each such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

4

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 405” means Rule 405 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 433” means Rule 433 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities” has the meaning set forth in the Purchase Agreement.

“Securities Act” means the Securities Act of 1933, as amended.

“Suspension Notice” has the meaning set forth in Section 3(j)(B).

“Trading Day” means a day during which trading in the Common Stock generally occurs.

“Trading Market” means the principal national securities exchange on which the Common Stock is listed.

“Use Notice” has the meaning set forth in Section 3(j).

5

10.           Registration.

10.1           On or prior to each Filing Date, the Company will use commercially reasonable efforts to prepare and file with the Commission a Registration Statement covering the resale of all Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement (i) shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form for such purpose) and (ii) shall contain (except if otherwise requested by the Electing Holders or required pursuant to written comments received from the Commission upon a review of such Registration Statement) the Plan of Distribution. The Company will use its commercially reasonable efforts to cause the Registration Statement to be declared effective or otherwise to become effective under the Securities Act as soon as possible but, in any event, no later than the Effectiveness Date, and will use their commercially reasonable efforts to keep the Registration Statement (or a replacement Registration Statement) continuously effective under the Securities Act until the registration rights under this Agreement terminate in accordance with Section 2(d) (the “Effectiveness Period”). In addition, the Company will, promptly and from time to time, use commercially reasonable efforts to file such additional Registration Statements to cover resales of any Registrable Securities which are not registered for resale pursuant to a pre-existing Registration Statement no later than the Filing Date with respect thereto, and will use its commercially reasonable efforts to cause such Registration Statement to be declared effective or otherwise to become effective under the Securities Act as soon as practicable after the applicable Filing Date but, in any event, no later than the applicable Effectiveness Date, and will use their commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act at all times during the Effectiveness Period; provided that, the Company will not be obligated to update the Registration Statement and no sales may made under the applicable Registration Statement during any Black-Out Period of which the Holders have received notice.

10.2           If: (i) any Registration Statement is not filed on or prior to its Filing Date, (ii) a Registration Statement is not declared effective by the Commission or does not otherwise become effective on or prior to its required Effectiveness Date or (iii) after its Effective Date, such Registration Statement ceases for any reason to be effective as to all Registrable Securities to which it is required to cover at any time prior to the expiration of the Effectiveness Period (in each case, except as specifically permitted herein with respect to any applicable Black-Out Period; provided that, the aggregate number of days of any such Black-Out Period shall not exceed 30 days in any 180-day period or 60 days in any 365-day period) (any such failure or breach being referred to as a “Registration Default”). Upon the occurrence and during the continuance of a Registration Default, the Company will make pro rata payments to each Investor, as liquidated damages and not as a penalty, in an amount equal to 1% of the aggregate amount invested by such Investor pursuant to the Purchase Agreement for each 30-day period or pro rata for any portion thereof during which such Registration Default is continuing. Such payments shall constitute the Investors’ exclusive monetary remedy for such events, but shall not affect the right of the Investors to seek injunctive relief. Such payments shall be made to each Investor in cash no later than three (3) Business Days after the end of each 30-day period.

10.3           The Company shall not, from the date hereof until the Effective Date of the initial Registration Statement, prepare and file with the Commission a registration statement relating to an offering of any of its securities for its own account or the account of others under the Securities Act.

10.4           The registration rights granted under this Section 2 shall automatically terminate upon the earlier of (i) such time as there are no outstanding Registrable Securities and (ii) the five-year anniversary of the Closing.

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11.           Registration Procedures.

The procedures to be followed by the Company and each selling Holder, and the respective rights and obligations of the Company and such Holders, with respect to the preparation, filing and effectiveness of a Registration Statement, and the distribution of Registrable Securities pursuant thereto, are as follows:

11.1           The Company will, at least five (5) Trading Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto (other than any amendment or supplement made through the incorporation by reference of ordinary course Exchange Act filings), (i) furnish to the Holders copies of all such documents proposed to be filed, which documents will be subject to the reasonable review of such Holders and (ii) use its commercially reasonable efforts to address in each such document when so filed with the Commission such comments as the Holders reasonably shall propose.

11.2           The Company will use commercially reasonable efforts to (i)  prepare and file with the Commission such amendments, including post-effective amendments, and supplements to each Registration Statement and the Prospectus used in connection therewith as may be necessary under applicable law with respect to the disposition of all Registrable Securities covered by such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; and (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to the Holders as selling securityholders but not any comments that would result in the disclosure to the Holders of material and non-public information concerning the Company.

11.3           The Company will comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statements and the disposition of all Registrable Securities covered by each Registration Statement.

11.4           The Company will notify the Holders as promptly as reasonably possible (i) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; and (ii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose.

11.5           The Company will use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, at the earliest practicable moment, or if any such order or suspension is made effective during any Black-Out Period, at the earliest practicable moment after the Black-Out Period is over.

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11.6           During the Effectiveness Period, the Company will furnish to each Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Person (including those incorporated by reference) promptly after the filing of such documents with the Commission; provided, that the Company will not have any obligation to provide any document pursuant to this clause that is available on the EDGAR system.

11.7           The Company will promptly deliver to each Holder, without charge, as many copies of each Prospectus or Prospectuses (other than any amendment or supplement made through the incorporation by reference of ordinary course Exchange Act filings) as such Persons may reasonably request during the Effectiveness Period. The Company consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto in accordance with this Agreement.

11.8           The Company will, prior to any public offering of Registrable Securities, use commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the applicable state securities or blue sky laws of those jurisdictions within the United States as any Holder reasonably requests in writing to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and use its commercially reasonable efforts to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statements; provided, that the Company will not be required to (i) qualify generally to do business or as a dealer in securities in any jurisdiction where it is not then so qualified or (ii) take any action which would subject the Company to general service of process or any material tax in any such jurisdiction where it is not then so subject.

11.9           The Company will cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statements, which certificates shall be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request in writing. In connection therewith, if required by the Company’s transfer agent, the Company will promptly after the effectiveness of the Registration Statement cause an opinion of counsel as to the effectiveness of the Registration Statement to be delivered to its transfer agent when and as required by such transfer agent from time to time, together with any other authorizations, certificates and directions required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Securities without legend upon sale by the holder of such shares of Registrable Securities under the Registration Statement.

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11.10                      The Company will use commercially reasonable efforts to prepare such supplements or amendments, including a post-effective amendment, if required by applicable law, to each applicable Registration Statement and file any other required document so that such Registration Statement will be Available at all times during the Effectiveness Period; provided, that no such supplement, amendment or filing will be required during a Black-Out Period. No later than 8:00 p.m. (New York time) on any Trading Day on which the Company receives a written notice (a “Use Notice”) prior to 2:00 p.m. (New York time) on such Trading Day (or if such request is received after 2:00 p.m. (New York time), no later than 8:00 p.m. (New York time) on the following Trading Day) from a Holder that such Holder intends to use the Registration Statement to resell Registrable Securities, the Company will (A) provide written confirmation to such Holder that the applicable Registration Statement is Available or (B) provide written notice (a “Suspension Notice”) that the use of such Registration Statement is suspended due to a Black-Out Period. No Suspension Notice will contain the reason for the Black-Out Period. The Company will promptly provide the Holders written notice when the Black-Out Period. If a Black-Out Period commences during any 30 Trading Day period following delivery of a Use Notice and a notice from the Company under clause (A) above, the Company will provide as promptly as practicable the Holders with written notice thereof and that the Registration Statement is no longer Available.

11.11                      Notwithstanding any other provision of the Agreement, no Holder of Registrable Securities may include any of its Registrable Securities in the Registration Statement pursuant to this Agreement unless the Holder furnishes to the Company a completed questionnaire substantially in the form of Exhibit A (the “Questionnaire”) for use in connection with the Registration Statement at least ten (10) Trading Days prior to the filing of the Registration Statement; provided, however, an Investor shall not be required to furnish a Questionnaire in connection with the initial Registration Statement if such Investor owns Common Stock initially purchased by such Investor at the Closing as of the initial Filing Date. Each Holder who intends to include any of its Registrable Securities in the Registration Statement shall promptly furnish the Company in writing such other information as the Company may reasonably request in writing.

11.12                      The Holders may distribute the Registrable Securities by means of up to two underwritten offerings; provided that (a) the Electing Holders provide written notice to the Company of their intention to distribute Registrable Securities by means of an underwritten offering, (b) the managing underwriter or underwriters thereof shall be designated by the Electing Holders; provided, however, that such designated managing underwriter or underwriters shall be reasonably acceptable to the Company, (c) each Holder participating in such underwritten offering agrees to sell such Holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled selecting the managing underwriter or underwriters hereunder and (d) each Holder participating in such underwritten offering completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements. The Company hereby agrees with each Holder that, in connection with any underwritten offering in accordance with the terms hereof, it will negotiate in good faith and execute all indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, including using all commercially reasonable efforts to procure customary legal opinions and auditor “comfort” letters.

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11.13                      In the event the Holders seek to complete an underwritten offering pursuant to Section 3(l), for a reasonable period prior to the filing of any Registration Statement, and throughout the Effectiveness Period, the Company will make available upon reasonable notice at the Company’s principal place of business or such other reasonable place for inspection by the managing underwriter or underwriters selected in accordance with Section 3(l), such financial and other information and books and records of the Company, and cause the officers, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary (and in the case of counsel, not violate an attorney-client privilege in such counsel’s reasonable belief), to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering on behalf of the Holders (and any managing underwriter or underwriters) shall be conducted by legal counsel to the Holders (and legal counsel to such managing underwriter or underwriters); provided further, that each such party shall be required to maintain in confidence and not to disclose to any other Person any information or records reasonably designated by the Company as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in the Registration Statement or in any other manner other than through the release of such information by any Person afforded access to such information pursuant hereto), or (B) such Person shall be required so to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such Person shall have given the Company prompt prior written notice of such requirement).

12.           Registration Expenses. All fees and expenses incident to the Company’s performance of or compliance with their obligations under this Agreement (excluding any underwriting discounts and selling commissions, but including all legal fees and expenses of one legal counsel to the Holders) shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Trading Market, and (B) in compliance with applicable state securities or blue sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of their internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of their officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. For the avoidance of doubt, each Holder shall pay all underwriting and placement discounts and commissions, agency and placement fees, brokers’ commissions and transfer taxes, if any, relating to the sale or disposition of such Holder’s Registrable Securities. In addition to the foregoing, the Company shall pay the reasonable legal fees and expenses of the single counsel to the Holders in connection with the Registration Statement (not to exceed $35,000 in the aggregate); provided, however, if the Holders reasonably determine that local counsel is required in connection with the Registration Statement, then the Company shall be obligated to pay such reasonable legal fees and expense as well (not to exceed $20,000 in the aggregate).

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13.           Indemnification.

13.1           Indemnification by the Company. The Company will, notwithstanding any termination of this Agreement, jointly and severally, indemnify and hold harmless each Holder and each underwriter, broker-dealer or selling agent, if any, which facilitates the disposition of Registrable Securities, the officers, directors, agents, partners, members, stockholders and employees of each of them, each Person who controls any such Holder, underwriter, broker-dealer or selling agent (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus (including, without limitation, any “issuer free writing prospectus” as defined in Rule 433) or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus (including, without limitation, any “issuer free writing prospectus” as defined in Rule 433) or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such Losses arise out of or are based upon any untrue statements, alleged untrue statements, omissions or alleged omissions that are based solely upon information regarding such Holder, underwriter, broker-dealer or selling agent furnished in writing to the Company by such Person expressly for use therein pursuant to Section 3(k) or (ii) such Losses arise out of or are based upon transfers of Registrable Securities during a Black-Out Period. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

13.2           Indemnification by Holders. Each Holder shall, notwithstanding any termination of this Agreement, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus (including, without limitation, any “issuer free writing prospectus” as defined in Rule 433), or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus (including, without limitation, any “issuer free writing prospectus” as defined in Rule 433) or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder in the Questionnaire or otherwise expressly for use therein. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

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13.3           Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall be permitted to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party (whose approval shall not be unreasonably withheld) and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless:  (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding (whose approval shall not be unreasonably withheld); or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party); provided that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties.  The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, promptly upon receipt of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

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13.4           Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in diminution or limitation of the indemnification provisions under the Purchase Agreement.

14.           Facilitation of Sales Pursuant to Rule 144. To the extent it shall be required to do so under the Exchange Act, the Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144), and shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144. Upon the request of any Holder in connection with that Holder’s sale pursuant to Rule 144, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

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15.           Miscellaneous.

15.1           Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.  The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and further agree that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

15.2           Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, that it will not commence a disposition of Registrable Securities under the Registration Statement until such Holder has received (A) written confirmation from the Company of the availability of the Registration Statement as described in Section 3(j)(A), (B) written confirmation from the Company that the Black-Out Period has ceased as described in Section 3(j) or (C) copies of the supplemented Prospectus and/or amended Registration Statement as described in Section 3(j), and, in each case, has also received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.  The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

15.3           Amendments and Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and the Electing Holders. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

15.4           Notices. Except where explicitly stated otherwise, any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile or electronic mail as specified in this Section prior to 5:00 p.m. (New York time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile or electronic mail as specified in this Agreement later than 5:00 p.m. (New York time) on any date and earlier than 11:59 p.m. (New York time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as follows:

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If to the Company:	Cellular Biomedicine Group, Inc.
19925 Stevens Creek Blvd., Suite 100 Cupertino, CA 95014 Attention: Andy Chan, Secretary and Senior Vice President E-mail: andy.chan@cellbiomedgroup.com

With a copy to:	Ellenoff Grossman & Schole LLP 1345 Avenue of the Americas New York, New York 10105 Attention: Sarah Williams Facsimile: (212) 370-7889 E-mail: swilliams@egsllp.com

If to the Investors:
Sailing Capital Overseas Investments Management Ltd
190 Elgin Avenue, George Town, Grand Cayman KY1-9005
Cayman Islands
Attention: Bosun S. Hau
Managing Director / Partner
E-mail: bosunhau@sailing-capital.com

With a copy to:	Wilson Sonsini Goodrich & Rosati, Professional Corporation
12235 El Camino Real San Diego, CA 92130
Attention: Dan Koeppen
Facsimile: 858-350-2393
Email: dkoeppen@wsgr.com

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

15.5           Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign (other than by operation of law) its rights or obligations hereunder without the prior written consent of the Electing Holders. The Investors may not assign their rights and obligations hereunder (other than by operation of law); provided that an Investor may assign its rights and obligations hereunder to an Affiliate of such Investor. Upon any distribution of the Registrable Securities to the limited partners of an Investor, this Agreement shall inure to the benefit of and be binding upon such limited partners receiving the Registrable Securities.

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15.6           Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.  In the event that any signature is delivered by facsimile or electronic mail transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such signature delivered by facsimile or electronic mail transmission were the original thereof.

15.7           Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to choice of laws or conflicts of laws provisions thereof that would require the application of the laws of any other jurisdiction.

15.8           Submission to Jurisdiction. Each of the parties to this Agreement irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the courts of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for the recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

15.9           Waiver of Venue. Each of the parties to this Agreement irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, (i) any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement in any court referred to in Section 7(h) and (ii) the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

15.10                      Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

15.11                      Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

15.12                      Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof, and supersedes all other prior agreements and understandings, both written and oral, between the parties, with respect to the subject matter hereof.

15.13                      Headings; Section References. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. Unless otherwise stated, references to Sections, Schedules and Exhibits are to the Sections, Schedules and Exhibits of this Agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

CELLULAR BIOMEDICINE GROUP, INC.
By:
Name:
Title:

[Signature Page to the Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed or caused this Agreement to be executed as of the date first written above.

INVESTOR:

WEALTH MAP HOLDINGS LIMITED, A BVI COMPANY

By:

Name: James Xiao Dong Liu

Title: Director

Address: c/o Unit 2006-08
20/F Harbour Centre, 25 Harbour Road
Wan Chai, Hong Kong

Email: jamesliu@sailing-capital.com

[Signature Page to the Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed or caused this Agreement to be executed as of the date first written above.

INVESTOR:

EARLS MILL LIMITED, A BVI COMPANY

By:

Name: James Xiao Dong Liu

Title: Director

Address: c/o Unit 2006-08
20/F Harbour Centre, 25 Harbour Road
Wan Chai, Hong Kong

Email: jamesliu@sailing-capital.com

[Signature Page to the Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed or caused this Agreement to be executed as of the date first written above.

INVESTOR:

Bosun S. Hau

[Signature Page to the Registration Rights Agreement]

ANNEX A

PLAN OF DISTRIBUTION

The selling securityholders, including their pledgees, donees, transferees, distributees, beneficiaries or other successors in interest, may from time to time offer some or all of the shares of common stock (collectively, “Securities”) covered by this prospectus. To the extent required, this prospectus may be amended and supplemented from time to time to describe a specific plan of distribution.

     The selling securityholders will not pay any of the costs, expenses and fees in connection with the registration and sale of the shares covered by this prospectus, but they will pay any and all underwriting discounts, selling commissions and stock transfer taxes, if any, attributable to sales of the shares. We will not receive any proceeds from the sale of the shares of our common stock covered hereby.

     The selling securityholders may sell the Securities covered by this prospectus from time to time, and may also decide not to sell all or any of the Securities that they are allowed to sell under this prospectus. The selling securityholders will act independently of us in making decisions regarding the timing, manner and size of each sale. These dispositions may be at fixed prices, at market prices prevailing at the time of sale, at prices related to such prevailing market prices, at varying prices determined at the time of sale, or at privately negotiated prices. Sales may be made by the selling securityholders in one or more types of transactions, which may include:

●
purchases by underwriters, dealers and agents who may receive compensation in the form of underwriting discounts, concessions or commissions from the selling securityholders and/or the purchasers of the Securities for whom they may act as agent;

●
one or more block transactions, including transactions in which the broker or dealer so engaged will attempt to sell the Securities as agent but may position and resell a portion of the block as principal to facilitate the transaction, or in crosses, in which the same broker acts as an agent on both sides of the trade;

●
ordinary brokerage transactions or transactions in which a broker solicits purchases;

●
purchases by a broker-dealer or market maker, as principal, and resale by the broker-dealer for its account;

●
the pledge of Securities for any loan or obligation, including pledges to brokers or dealers who may from time to time effect distributions of Securities;

●
short sales or transactions to cover short sales relating to the Securities;

●
one or more exchanges or over the counter market transactions;

●
through distribution by a selling securityholder or its successor in interest to its members, general or limited partners or shareholders (or their respective members, general or limited partners or shareholders);

●
privately negotiated transactions;

●
the writing of options, whether the options are listed on an options exchange or otherwise;

●
distributions to creditors and equity holders of the selling securityholders; and

●
any combination of the foregoing, or any other available means allowable under applicable law.

     A selling securityholder may also resell all or a portion of its Securities in open market transactions in reliance upon Rule 144 under the Securities Act provided it meets the criteria and conforms to the requirements of Rule 144.

     The selling securityholders may enter into sale, forward sale and derivative transactions with third parties, or may sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those sale, forward sale or derivative transactions, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions and by issuing securities that are not covered by this prospectus but are exchangeable for or represent beneficial interests in the common stock. The third parties also may use shares received under those sale, forward sale or derivative arrangements or shares pledged by the selling securityholder or borrowed from the selling securityholders or others to settle such third-party sales or to close out any related open borrowings of common stock. The third parties may deliver this prospectus in connection with any such transactions. Any third party in such sale transactions will be an underwriter and will be identified in the applicable prospectus supplement (or a post-effective amendment to the registration statement of which this prospectus is a part).

     In addition, the selling securityholders may engage in hedging transactions with broker-dealers in connection with distributions of Securities or otherwise. In those transactions, broker-dealers may engage in short sales of securities in the course of hedging the positions they assume with selling securityholders. The selling securityholders may also sell securities short and redeliver securities to close out such short positions. The selling securityholders may also enter into option or other transactions with broker-dealers which require the delivery of securities to the broker-dealer. The broker-dealer may then resell or otherwise transfer such securities pursuant to this prospectus. The selling securityholders also may loan or pledge shares, and the borrower or pledgee may sell or otherwise transfer the Securities so loaned or pledged pursuant to this prospectus. Such borrower or pledgee also may transfer those Securities to investors in our securities or the selling securityholders’ securities or in connection with the offering of other securities not covered by this prospectus.

     To the extent necessary, we may amend or supplement this prospectus from time to time to describe a specific plan of distribution. We will file a supplement to this prospectus, if required, upon being notified by the selling securityholders that any material arrangement has been entered into with a broker-dealer for the sale of shares through a block trade, offering or a purchase by a broker or dealer. The applicable prospectus supplement will set forth the specific terms of the offering of securities, including:

●
the number of Securities offered;

●
the price of such Securities;

●
the proceeds to the selling securityholders from the sale of such Securities;

●
the names of the underwriters or agents, if any;

●
any underwriting discounts, agency fees or other compensation to underwriters or agents; and

●
any discounts or concessions allowed or paid to dealers.

     The selling securityholders may, or may authorize underwriters, dealers and agents to, solicit offers from specified institutions to purchase Securities from the selling securityholders at the public offering price listed in the applicable prospectus supplement. These sales may be made under “delayed delivery contracts” or other purchase contracts that provide for payment and delivery on a specified future date. Any contracts like this will be described in and be subject to the conditions listed in the applicable prospectus supplement.

     Broker-dealers or agents may receive compensation in the form of commissions, discounts or concessions from the selling securityholders. Broker-dealers or agents may also receive compensation from the purchasers of Securities for whom they act as agents or to whom they sell as principals, or both. Compensation as to a particular broker-dealer might be in excess of customary commissions and will be in amounts to be negotiated in connection with transactions involving securities. In effecting sales, broker-dealers engaged by the selling securityholders may arrange for other broker-dealers to participate in the resales.

     In connection with sales of Securities covered hereby, the selling securityholders and any underwriter, broker-dealer or agent and any other participating broker-dealer that executes sales for the selling securityholders may be deemed to be an “underwriter” within the meaning of the Securities Act of 1933, as amended (the “Securities Act”). Accordingly, any profits realized by the selling securityholders and any compensation earned by such underwriter, broker-dealer or agent may be deemed to be underwriting discounts and commissions. Because the selling securityholders may be deemed to be “underwriters” under the Securities Act, the selling securityholders must deliver this prospectus and any prospectus supplement in the manner required by the Securities Act. This prospectus delivery requirement may be satisfied through the facilities of the NASDAQ Global Market in accordance with Rule 153 under the Securities Act.

     We and the selling securityholders have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. In addition, we or the selling securityholders may agree to indemnify any underwriters, broker-dealers and agents against or contribute to any payments the underwriters, broker-dealers or agents may be required to make with respect to, civil liabilities, including liabilities under the Securities Act. Underwriters, broker-dealers and agents and their affiliates are permitted to be customers of, engage in transactions with, or perform services for us and our affiliates or the selling securityholders or their affiliates in the ordinary course of business.

     The selling securityholders will be subject to applicable provisions of Regulation M of the Securities Exchange Act of 1934 and the rules and regulations thereunder, which provisions may limit the timing of purchases and sales of any of the Securities by the selling securityholders. Regulation M may also restrict the ability of any person engaged in the distribution of the Securities to engage in market-making activities with respect to the Securities. These restrictions may affect the marketability of such Securities.

     In order to comply with applicable securities laws of some states, the Securities may be sold in those jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states the Securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirements is available. In addition, any Securities of a selling securityholder covered by this prospectus that qualify for sale pursuant to Rule 144 under the Securities Act may be sold in open market transactions under Rule 144 rather than pursuant to this prospectus.

     In connection with an offering of Securities under this prospectus, the underwriters may purchase and sell securities in the open market. These transactions may include short sales, stabilizing transactions and purchases to cover positions created by short sales. Short sales involve the sale by the underwriters of a greater number of securities than they are required to purchase in an offering. Stabilizing transactions consist of certain bids or purchases made for the purpose of preventing or retarding a decline in the market price of the securities while an offering is in progress.

     The underwriters also may impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the underwriters have repurchased securities sold by or for the account of that underwriter in stabilizing or short-covering transactions.

     These activities by the underwriters may stabilize, maintain or otherwise affect the market price of the Securities offered under this prospectus. As a result, the price of the

Securities may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued by the underwriters at any time. These transactions may be effected on the NASDAQ Global Market or another securities exchange or automated quotation system, or in the over-the-counter market or otherwise.

EXHIBIT A

FORM OF

SELLING SECURITYHOLDER QUESTIONNAIRE

Reference is made to that certain registration rights agreement (the “Registration Rights Agreement”), dated as of [______________], by and among Cellular Biomedicine Group, Inc. (the “Company”), and [______________]. Capitalized terms used and not defined herein shall have the meanings given to such terms in the Registration Rights Agreement.

The undersigned Holder (the “Selling Securityholder”) of the Registrable Securities is providing this Selling Securityholder Questionnaire pursuant to Section 3(k) of the Registration Rights Agreement. The Selling Securityholder, by signing and returning this Selling Securityholder Questionnaire, understands that it will be bound by the terms and conditions of this Selling Securityholder Questionnaire and the Registration Rights Agreement. The Selling Securityholder hereby acknowledges its indemnity obligations pursuant to Section 5(b) of the Registration Rights Agreement.

The Selling Securityholder provides the following information to the Company and represents and warrants that such information is accurate and complete:

(1)
(a)
Full Legal Name of Selling Securityholder:
______________________________________
(b)
Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities listed in (3) below are held:
______________________________________
(c)
Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in (3) below are held:
____________________________________

(2)
Address for Notices to Selling Securityholder:
______________________________________
______________________________________
Telephone (including area code):
____________________
Fax (including area code):
__________________________
Contact Person:
________________________________

(3)
Beneficial Ownership of Registrable Securities:
__________________________________________
(a)
Type and Principal Amount/Number of Registrable Securities beneficially owned:
__________________________________________
(b)
CUSIP No(s). of such Registrable Securities beneficially owned:
__________________________________________
(4)
Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder:

Except as set forth below in this Item (4), the Selling Securityholder is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item (3).
(a)
Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

_________________________________________

(b)
CUSIP No(s). of such Other Securities beneficially owned:

(5)
Relationship with the Company:
Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.
State any exceptions here:

(6)
Is the Selling Securityholder a registered broker-dealer?
Yes
☐
No
☐
If “Yes”, please answer subsection (a) and subsection (b):
(a) Did the Selling Securityholder acquire the Registrable Securities as compensation for underwriting/broker-dealer activities to the Company?
Yes
☐
No
☐
(b) If you answered “No” to question 6(a), please explain your reason for acquiring the Registrable Securities:
___________________________________________________
___________________________________________________

(7)
Is the Selling Securityholder an affiliate of a registered broker-dealer?
Yes
☐
No
☐
If “Yes”, please identify the registered broker-dealer(s), describe the nature of the affiliation(s) and answer subsection (a) and subsection (b):
_________________________________________________
_________________________________________________
(a) Did the Selling Securityholder purchase the Registrable Securities in the ordinary course of business (if no, please explain)?
Yes
☐
No
☐
Explain:
               _________________________________________________
_________________________________________________

(b) Did the Selling Securityholder have an agreement or understanding, directly or indirectly, with any person to distribute the Registrable Securities at the same time the Registrable Securities were originally purchased (if yes, please explain)?
Yes
☐
No
☐
Explain:
(8)
Is the Selling Securityholder a non-public entity?
Yes
☐
No
☐
If “Yes”, please answer subsection (a):
(a) Identify the natural person or persons that have voting or investment control over the Registrable Securities that the non-public entity owns:
(9)
Plan of Distribution:

The Selling Securityholder (including its donees and pledgees) intends to distribute the Registrable Securities listed above in Item (3) pursuant to the Registration Statement in accordance with the Plan of Distribution attached as Annex A to the Registration Rights Agreement.

The Selling Securityholder acknowledges that it understands its obligations to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Shelf Registration Agreement. The Selling Securityholder agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the Selling Securityholder against certain liabilities.

In the event the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Company other than pursuant to the Registration Statement, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Selling Securityholder Questionnaire and the Registration Rights Agreement.

In accordance with the Selling Securityholder’s obligation under the Registration Rights Agreement to provide such information as may be required by law or by the staff of the Commission for inclusion in the Registration Statement, the Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at anytime while the Registration Statement remains effective. All notices to the Selling Securityholder pursuant to the Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery to the address set forth below.

By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (9) above and the inclusion of such information in the Registration Statement and the related Prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related Prospectus.

By signing below, the undersigned agrees that if the Company notifies the undersigned that the Registration Statement is not available pursuant to the terms of the Registration Rights Agreement, the undersigned will suspend use of the Prospectus until notice from the Company that the Prospectus is again available.

Once this Selling Securityholder Questionnaire is executed by the undersigned and received by the Company, the terms of this Selling Securityholder Questionnaire, and the representations, warranties and agreements contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the undersigned with respect to the Registrable Securities beneficially owned by the undersigned and listed in Item (3) above. This Selling Securityholder Questionnaire shall be governed by and construed in accordance with the laws of the State of New York without regard to choice of laws or conflicts of laws provisions thereof that would require the application of the laws of any other jurisdiction.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Selling Securityholder Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated: _______________________

Beneficial Owner
By:
Name:
Title:

PLEASE RETURN THE COMPLETED AND EXECUTED
SELLING SECURITYHOLDER QUESTIONNAIRE TO THE COMPANY AT: